                                                                    EXHIBIT 10.1

                             SHAREHOLDERS AGREEMENT

     This Shareholders Agreement (this "Agreement") is made and entered into as of February 5, 2002, by and among WatchGuard Technologies, Inc., a Delaware corporation ("Acquiror"), River Acquisition Corp., a California corporation and wholly owned subsidiary of Acquiror ("Merger Sub"), RapidStream, Inc., a California corporation (the "Company"), and the shareholders of the Company listed on Exhibit A to this Agreement (the "Shareholders").

                                    RECITALS

     A. Each Shareholder is, as of the date of this Agreement, the record and beneficial owner of that number and class of shares of capital stock of the Company (the "Company Capital Stock") and, if applicable, Options and/or Company Warrants, set forth opposite the name of such Shareholder on Exhibit A hereto.

     B. Concurrently with the execution of this Agreement, Acquiror, Merger Sub and the Company have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which provides, among other things,
(i) for all issued and outstanding Company Capital Stock to be exchanged into the right to receive cash and shares of Acquiror Common Stock and (ii) for Merger Sub to merge with and into the Company, with the Company continuing as the surviving corporation (the "Merger"), all upon the terms and subject to the conditions set forth in the Merger Agreement.

     C. As a condition to the willingness of Acquiror and Merger Sub to enter into the Merger Agreement and as an inducement and in consideration therefor, the Shareholders have agreed to enter into this Agreement.

     D. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings given to those terms in the Merger Agreement to the extent such terms are not otherwise modified by this Agreement.

                                    AGREEMENT

     In consideration of the terms hereof, the parties hereto agree as follows:

Section 1. Representations and Warranties of the Shareholders.

     Except as set forth in a Shareholder's Disclosure Memorandum attached hereto, each Shareholder hereby represents and warrants to Acquiror and Merger Sub, severally and not jointly, as follows:

     (a) Such Shareholder is the record and beneficial owner of that number and class of shares of Company Capital Stock and, if applicable, Options and/or Company Warrants, set forth opposite such Shareholder's name on Exhibit A hereto (such Company Capital Stock, together with any Company Capital Stock acquired by such Shareholder after the date of this Agreement, whether upon the exercise of Options or Company Warrants or otherwise, all as may be adjusted from time to time pursuant to Section 10 hereof, the "Shares").

     (b) Such Shareholder has the legal capacity to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement.

     (c) In the case of any Shareholder that is a corporation, limited partnership or limited liability company, such Shareholder is an entity duly organized and validly existing under the Laws of the jurisdiction in which it is incorporated or constituted, and such Shareholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

     (d) This Agreement has been duly executed and delivered by such Shareholder and constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except as to the effect, if any, of the Enforceability Exceptions.

     (e) The execution, delivery and performance of this Agreement by such Shareholder and the consummation by such Shareholder of the transactions contemplated hereby will not result in a violation of or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which such Shareholder is a party or by which such Shareholder or his, her or its assets are bound. The consummation by such Shareholder of the transactions contemplated by this Agreement will not violate, or require any consent, approval or notice under, any provision of any Law or Order applicable to such Shareholder.

     (f) The Shares owned by such Shareholder are now, and at all times during the term of this Agreement will be, held by such Shareholder or by a nominee or custodian for the benefit of such Shareholder, free and clear of all Encumbrances, except for any Encumbrance arising under this Agreement.

Section 2. Representations and Warranties of Acquiror.

     (a) Acquiror has the legal capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

     (b) Acquiror is an entity duly organized and validly existing under the Laws of the jurisdiction in which it is incorporated, and Acquiror has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

     (c) This Agreement has been duly executed and delivered by Acquiror and constitutes a legal, valid and binding obligation of Acquiror, enforceable against Acquiror in accordance with its terms, except as to the effect, if any, of the Enforceability Exceptions.

     (d) The execution, delivery and performance of this Agreement by Acquiror and the consummation by Acquiror of the transactions contemplated hereby will not result in a violation of or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which Acquiror is a party or by which Acquiror or its assets are bound. The consummation by Acquiror of the transactions contemplated by this Agreement will not violate, or require any consent, approval or notice under, any provision of any Law or Order applicable to Acquiror.

Section 3. Representations and Warranties of the Company.

     (a) The Company has the legal capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

     (b) The Company is an entity duly organized and validly existing under the Laws of the jurisdiction in which it is incorporated, and the Company has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

     (c) This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of such Shareholder, enforceable against the Company in accordance with its terms, except as to the effect, if any, of the Enforceability Exceptions.

     (d) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not result in a violation of or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which the Company is a party or by which the Company or its assets are bound. The consummation by the Company of the transactions contemplated by this Agreement will not violate, or require any consent, approval or notice under, any provision of any Law or Order applicable to the Company.

Section 4. Transfer of the Shares.

     (a) Except pursuant to the Merger or as otherwise contemplated by this Agreement, each of the Shareholders agrees that, until the Termination Date (as defined in Section 11 of this Agreement), such Shareholder shall not, directly or indirectly:

          (i) sell, grant any option or other right to acquire, acquire any option to dispose of, assign, donate, gift, pledge or otherwise transfer or dispose of any Shares beneficially owned or controlled by such Shareholder or any right or interest therein, or enter into any contract, option or other agreement, arrangement or understanding with respect to any of the foregoing (including, without limitation, any short sale) (each, a "Transfer");

          (ii) grant any proxy, power of attorney or other authorization or consent with respect to any of the Shares inconsistent with such Shareholder's obligations under this Agreement;

          (iii) deposit any of the Shares into a voting trust, or enter into a voting agreement or arrangement with respect to any of the Shares inconsistent with such Shareholder's obligations under this Agreement; or

          (iv) take any other action that would in any way restrict, limit or interfere with the performance of such Shareholder's obligations under this Agreement or the consummation of the transactions contemplated by this Agreement.

     (b) Notwithstanding the foregoing, any Shareholder may Transfer such Shares
(i) either during the Shareholder's lifetime or, on death, by will or intestacy to members of the Shareholder's immediate family or to trusts exclusively for the benefits of members of the undersigned's immediate family, (ii) to any entity which is under common management with or related to such Shareholder,
(iii) to any partners, or retired partners, or to the estate of any partners or retired partners of such Shareholder if such Shareholder is a partnership or
(iv) to any shareholder, parent or subsidiary corporation of such Shareholder if such Shareholder is a corporation; provided, however that in each such case, prior to such Transfer, the transferee executes an agreement, reasonably satisfactory to Acquiror, to be bound by the terms of, and to hold the Shares subject to, this Agreement.

     (c) Within one business day of the date of this Agreement, each Shareholder shall surrender to the Company, or to the transfer agent for the Company, certificates evidencing the Shares, and the Company shall, or the Company shall cause the transfer agent for the Company to, place on any and all certificates evidencing the Shares a legend substantially similar to the following:

          The securities evidenced by this certificate are subject to the terms and conditions of the Shareholders Agreement dated as of February 5, 2002, a copy of which is on file at the principal office of the Company, and may not be sold, transferred or encumbered except in accordance with the terms and provisions of the Shareholders Agreement.

Section 5. Voting Arrangements.

     Each Shareholder covenants and agrees as follows:

     (a) Agreement to Vote. Until the Termination Date, at any meeting of the shareholders of the Company, however called, and at every adjournment or postponement thereof (a "Company Shareholders' Meeting"), such Shareholder shall:

          (i) appear at such Company Shareholders' Meeting or otherwise cause his, her or its Shares to be counted as present at such Company Shareholders' Meeting for purposes of establishing a quorum;

          (ii) vote or execute consents with respect to his, her or its Shares, or cause his, her or its Shares to be voted or consents to be executed with respect to his, her or its Shares, in favor of the approval of the Merger, the Merger Agreement and the Articles Amendment;

          (iii) vote or execute consents with respect to his, her or its Shares, or cause his, her or its Shares to be voted or consents to be executed with respect to his, her or its Shares, against

               (A) any Alternative Transaction; or

               (B) any amendment of the Company Articles of Incorporation (other than the Articles Amendment) or Company Bylaws or other proposal, action or transaction involving the Company or any of the Shareholders presented to shareholders (regardless of any recommendation of the Company Board of Directors) or with respect to which vote or consent of the Shareholders is requested or sought, which amendment or other proposal, action or transaction could reasonably be expected to (1) prevent or materially impede or delay the consummation of the Merger or the consummation of the transactions contemplated by the Merger Agreement or this Agreement, (2) result in a breach by the Company of any of the covenants contained in Section 6.1 of the Merger Agreement or (3) change the voting rights of any class of Company Capital Stock in a manner that would result in the number of Shares held by the Shareholders not being sufficient to authorize the Merger (each, a "Frustrating Transaction").

     (b) Irrevocable Proxy. As security for such Shareholder's obligations under subsection (a) of this Section 5, such Shareholder hereby irrevocably constitutes and appoints Acquiror as his, her or its attorney and proxy in accordance with Section 705 of the CCC, with full power of substitution and resubstitution, to cause such Shareholder's shares to be counted as present at any Company Shareholders' Meeting, to vote his, her or its Shares at any Company Shareholders' Meeting and to execute consents in respect of his, her or its Shares as and to the extent provided in subsection (a) of this Section 5. Such Shareholder hereby revokes all other proxies and powers of attorney that he, she or it may have heretofore appointed or granted with respect to his, her or its Shares to the extent inconsistent with such Shareholder's obligations under this Agreement, and such Shareholder shall grant no subsequent proxy or power of attorney inconsistent with such Shareholder's obligations under this Agreement.

     (c) Such Shareholder represents that any proxies given before the date of this Agreement with respect to his, her or its Shares are, to the extent inconsistent with such Shareholder's obligations under this Agreement, revocable.

     (d) Such Shareholder hereby affirms that the irrevocable proxy granted by such Shareholder pursuant to this Section 5 (the "Irrevocable Proxy") is given in connection with the execution of the Merger Agreement, and that the Irrevocable Proxy is given to secure the performance of the duties of such Shareholder under this Agreement. Such Shareholder hereby further affirms that the Irrevocable Proxy is coupled with an interest and, except as set forth in this Section 5 or in Section 12 of this Agreement, is intended to be irrevocable in accordance with Section 705(e) of the CCC. If for any reason the Irrevocable Proxy is not irrevocable, then such Shareholder agrees to vote his, her or its Shares in accordance with Section 5(a) as instructed by Acquiror in writing.

     (e) The Irrevocable Proxy shall not be terminated by any act of such Shareholder or by operation of Law, whether by the death or incapacity of such Shareholder or by the occurrence of any other event or events (including the termination of any trust or estate for which such Shareholder is acting as a fiduciary or fiduciaries or the dissolution or liquidation of any corporation or partnership or other entity). If at any time during the term of this Agreement
(i) such Shareholder should die or become incapacitated, (ii) any trust or estate holding the Shares should be terminated, (iii) any corporation or partnership or other entity holding the Shares should be dissolved or liquidated, or (iv) any other such similar event or events shall occur, certificates representing the Shares shall be delivered by or on behalf of such Shareholder in accordance with the terms and conditions of the Merger Agreement and this Agreement, and any and all actions taken by Acquiror pursuant to the terms of this Agreement shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other similar event or events had not occurred, regardless of whether or not Acquiror has received notice of such death, incapacity, termination, dissolution, liquidation or other event.

Section 6. No Alternative Transactions.

     Each of the Shareholders agrees that, until the Termination Date, such Shareholder shall not, directly or indirectly, between the date of this Agreement and the Effective Time, through any Representative or otherwise, solicit, initiate, encourage the submission of any proposal or offer from any Person relating to any Alternative Transaction, or participate in any negotiations regarding, or furnish to any other Person any information with respect to, or otherwise cooperate or negotiate in any way with, or assist or participate in, facilitate or encourage, any Alternative Transaction or any effort or attempt by any other Person to make any such proposal or offer relating to an Alternative Transaction. Such Shareholder shall notify Acquiror promptly if any such proposal or offer, or any inquiry or contact with any Person with respect thereto, is made and shall, in any such notice to Acquiror, indicate in reasonable detail the identity of the Person making such proposal, offer, inquiry or contact and the terms and conditions of such proposal, offer, inquiry or contact.

Section 7. Lockup Agreement.

     (a) Each of the Shareholders other than Vincent Liu, James YeeJang Lin and John Ji-Jung Yu agrees that he, she or it shall not (i) Transfer more than the Liquid Percentage (as defined below) of the shares of Acquiror Common Stock that such Shareholder receives in the Merger or upon payment by the Acquiror of the Option Share Purchase Price (the "Lockup Shares") prior to the date that is 90 days after the Effective Time or the Option Closing Date, as the case may be, or
(ii) thereafter and prior to the one-year anniversary of the Effective Time or the Option Closing Date, as the case may be, transfer more than 10% of the Lockup Shares in any one-month period. For purposes hereof, the term "Liquid Percentage" shall mean the percentage determined by dividing (A) $1.5 million divided by the Base Price, by (B) the aggregate dollar value of the Stock Portion issued to the holders of Company Preferred Stock at the Effective Time (with shares of Acquiror Common Stock valued at the Base Price for this purpose).

     (b) Vincent Liu agrees that he shall not (i) Transfer any Lockup Shares prior to the date that is 90 days after the Effective Time or the Option Closing Date, as the case may be, or (ii) thereafter and prior to the one-year anniversary of the Effective Time or the Option Closing Date, as the case may be, transfer more than 10% of the Lockup Shares in any one-month period.

     (c) Each of James YeeJang Lin and John Ji-Jung Yu agrees that he will not Transfer any Lockup Shares prior to the two-year anniversary of the Effective Time or the Option Closing Date, as the case may be; provided, however, that the Lockup Shares shall be released from the Transfer restrictions of this subsection (c) as follows: 5% shall be released on the date that is three months after the Effective Time, 5% shall be released on the date that is six months after the Effective Time, 10% shall be released on the first anniversary of the Effective Time and 20% shall be released on the last day of each three-month period thereafter.

     (d) Each Shareholder acknowledges that, in furtherance of the foregoing, the Lockup Shares will be subject to a stop transfer order, and that the certificates evidencing the Lockup Shares will bear a legend substantially similar to the legend set forth in Section 4(c) of this Agreement.

Section 8. Option.

     (a) Subject to the terms and conditions of this Agreement, each Shareholder hereby grants to Acquiror an irrevocable and continuing option, exercisable as provided in this Section 8 (the "Option"), to purchase all, but not less than all, of the Company Capital Stock (including the Shares) beneficially owned or controlled by such Shareholder as of the date hereof or at any time hereafter (including Shares acquired by way of exercise of options, warrants or other Company Stock Rights or by way of dividend, distribution, exchange, merger, consolidation, recapitalization, reorganization, stock split, grant of proxy or otherwise), as adjusted in accordance with subsection (e) of this Section 8 (the "Option Shares"). Upon the exercise of the Option by Acquiror, each Option Share shall be exchanged for the right to receive from Acquiror the applicable Merger Consideration to be paid with respect to each such share of Company Capital Stock pursuant to Section 1.7.1 of the Merger Agreement (the "Option Share Purchase Price"), except that the definitions of Outstanding Stock Number and Base Price shall be modified so that all references to "Closing Date" are replaced with "Option Closing Date."

     (b) Acquiror may exercise the Option, in whole or in part, with respect to the Shares beneficially owned or controlled by any Shareholder if and only if
(i) such Shareholder breaches a representation, warranty or covenant of the Shareholder set forth in this Agreement and Acquiror provides written notice of such breach to such Shareholder (the "Breach Notice") and (ii) such breach has not been cured, to the extent it is possible to be cured, within fifteen (15) days of receipt of the Breach Notice.

     (c) Each time Acquiror elects to exercise the Option, it shall send to the Shareholder or Shareholders from which it elects to purchase Option Shares (each, an "Option Shareholder") a written notice setting forth its irrevocable election to that effect. Each such notice shall specify a date not earlier than three (3) business days nor later than thirty (30) business days from the date of such notice (the "Exercise Notice Date") for the closing of such purchase (an "Option Closing Date"); provided, however, that (i) if the closing of a purchase and sale pursuant to the Option (an "Option Closing") cannot be consummated by reason of any applicable Law or Order, the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which the restriction on consummation has expired or been terminated and (ii) without limiting the foregoing, if prior notification to or approval of any Governmental Entity is required in connection with the purchase, Acquiror and each Option Shareholder shall promptly file the required notice or application for approval and shall cooperate in the expeditious filing of such notice or application, and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which, as the case may be, (A) any required notification period has expired or been terminated or (B) any required approval has been obtained, and in either event, any requisite waiting period has expired or been terminated. Each of Acquiror and each Option Shareholder agrees to use commercially reasonable efforts to cooperate with and provide information to the other, for the purpose of any required notice or application for approval. Each Option Closing, if any, shall be at 9:00 a.m. local time at the offices of Orrick, Herrington & Sutcliffe LLP, 719 Second Avenue, Suite 900, Seattle, Washington.

     (d) At each Option Closing, simultaneously with the delivery by Acquiror of the Option Share Purchase Price, each Option Shareholder shall deliver to Acquiror a certificate or certificates representing his, her or its Option Shares to be purchased at such Option Closing, which Option Shares shall be duly endorsed for transfer or accompanied by stock powers duly executed in blank, with all signatures guaranteed, and shall be free and clear of all Encumbrances.

     (e) In connection with the issuance of Acquiror Common Stock pursuant to the exercise by Acquiror of the Option, each Shareholder represents and warrants to Acquiror and Merger Sub as follows:

          (i) Disclosure of Information. Such Shareholder believes that he, she or it has received all the information he, she or it considers necessary or appropriate for deciding whether to acquire such Acquiror Common Stock, including, without limitation, the representations and warranties made by Acquiror in the Merger Agreement and the information contained in the Acquiror Disclosure Memorandum. Such Shareholder further represents that he, she or it has had an opportunity to ask questions and receive answers from Acquiror regarding the terms and conditions of the offering of such shares of Acquiror Common Stock, the risks of investing in such shares and the business of Acquiror.

          (ii) Financial Sophistication. By reason of such Shareholder's business or financial experience or together with such Shareholder's professional advisor or advisors, such Shareholder is capable of evaluating the merits and risks of his, her or its investment in the Acquiror Common Stock, has the ability to protect his, her or its own interests in the transaction and is financially capable of bearing the economic risk of his, her or its investment, including a total loss of the investment.

          (iii) Exemption from Registration Requirements. Such Shareholder understands that such Acquiror Common Stock has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption from the registration provisions of the Securities Act contained in
Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder, which exemption depends upon, among other things, the bona fide nature of such Shareholder's investment intent and the accuracy of such Shareholder's representations as expressed herein.

          (iv) Restricted Securities. Such Shareholder understands that such shares of Acquiror Common Stock are characterized as "restricted securities" under the federal securities Laws because they are being acquired from Acquiror in a transaction not involving a public offering and that under such Laws and applicable regulations such Acquiror Common Stock may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Shareholder represents that he, she or it is familiar with Rule 144 promulgated by the Securities and Exchange Commission (the "Commission"), as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

          (v) Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Shareholder further agrees not to make any disposition of all or any portion of the Acquiror Common Stock received, owned or controlled by him, her or it unless and until:

               (A) there is then in effect a registration statement under the Securities Act covering such proposed disposition, and such disposition is made in accordance with such registration statement; or

               (B) an exemption from registration under the Securities Act is available and, if requested by Acquiror, such Shareholder shall have furnished Acquiror with an opinion of counsel, which may be counsel to Acquiror, reasonably satisfactory to Acquiror, that such disposition will not require registration under the Securities Act.

          (vi) Legends. Such Shareholder understands that certificates evidencing such Acquiror Common Stock, and any securities issued in respect thereof or in exchange therefor, may bear one or more restrictive legends, including the following:

               (A) The shares represented by this certificate have not been registered under the Securities Act of 1933 or applicable state securities laws (collectively, the "Acts"). No interest in such shares may be sold, encumbered or otherwise transferred unless (i) there is an effective registration statement under the Acts covering the transaction, (ii) the Company receives an opinion of counsel, which may be counsel to the Acquiror, satisfactory to the Company that such registration is not required under the Acts, or (iii) the Company otherwise satisfies itself that registration is not required under the Acts.

               (B)  Any legend required by the securities Laws of any state.

Section 9. Waiver of Dissenters' Rights.

     Each Shareholder hereby waives any appraisal rights with respect to his, her or its Company Capital Stock or any other rights to dissent from the Merger (including, without limitation, under Chapter 13 of the CCC), that he, she or it has or may have with respect to the Merger or the transactions contemplated thereby.

Section 10. Adjustments for Certain Events.

     (a) In the event of any change in the Company Capital Stock or Option Shares by reason of a stock dividend, stock split, split-up, recapitalization, reorganization, business combination, consolidation, exchange of shares, or any similar transaction or other change in the capital structure of the Company affecting the Company Capital Stock or the acquisition by any Shareholder of additional Company Capital Stock, Company Stock Rights or other securities or rights of the Company (whether through the exercise of any options, warrants or other Company Stock Rights or otherwise),
(i) the number of Shares owned by such Shareholder shall be adjusted appropriately, (ii) the type and number of shares or securities subject to the Option and the Option Share Purchase Price (as defined in Section 8 of this Agreement) shall be adjusted appropriately and (iii) this Agreement and the Shareholders' obligations under this Agreement shall attach to any additional Company Capital Stock, Company Stock Rights or other securities or rights of the Company issued to or acquired by each of the Shareholders.

     (b) In the event that the Company shall (i) enter into an agreement to consolidate with or merge into any Person, other than Acquiror or one of Acquiror's Subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) enter into an agreement to permit any Person, other than Acquiror or one of Acquiror's Subsidiaries, to merge into the Company and the Company shall be the continuing or surviving corporation but, in connection with such merger, Company Capital Stock then outstanding shall be changed into or exchanged for stock or other securities of the Company or any other Person or cash or any other property or (iii) liquidate, then, in the case of any of (i), (ii) or (iii), Acquiror shall thereafter be entitled to receive upon exercise of the Option the securities or properties to which an Option Shareholder holding the number of Option Shares then deliverable upon the exercise of the Option would have been entitled to receive upon such consolidation, merger or liquidation, and such Option Shareholder shall use his, her or its best efforts to assure that the provisions of this Section 10 shall thereafter be applicable, as nearly as reasonably may be practicable, in relation to any securities or property thereafter deliverable upon exercise of the Option.

Section 11. Further Assurances.

     Each Shareholder shall, upon request of Acquiror or Merger Sub, execute and deliver any additional documents and take such further actions as may reasonably be deemed by Acquiror or Merger Sub to be necessary or desirable to carry out the provisions hereof and to vest in Acquiror the power to vote the Shares as contemplated by Section 5 of this Agreement.

Section 12. Termination.

     This Agreement, and all rights and obligations of the parties hereunder, shall terminate immediately upon the earlier of (a) the Effective Time and (b) the date of termination of the Merger Agreement (the "Termination Date"); provided, however, that Section 7(a) shall survive until the one-year anniversary of the Effective Time and Section 7(b) shall survive until the two-year anniversary of the Effective Time; and provided further that Section 8 shall survive until 30 days after the Termination Date in the event the Merger Agreement is terminated pursuant to Section 7.1(f) of the Merger Agreement; and provided further that Section 13 shall survive any termination of this Agreement; and provided further, that if Acquiror has delivered a notice to any Shareholder pursuant to Section 8(c)(ii) of this Agreement before the Termination Date, this Agreement shall not terminate until ten (10) business days following the Closing Date specified in such notice, as such Closing Date may be extended pursuant to Section 8(c)(ii).

Section 13. Expenses.

     Each party will pay his, her or its own fees and expenses incident to the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby (including legal fees and accounting expenses).

Section 14. Public Announcements.

     Acquiror and each of the Shareholders agrees that he, she or it will not issue any press release or otherwise make any public statement with respect to the Merger Agreement, this Agreement or any other Operative Document or the transactions contemplated hereby or thereby without the prior consent of the other parties; provided, however, that such disclosure may be made without obtaining such prior consent (a) if (i) the disclosure is required by Law or by any Governmental Entity, including Nasdaq or any other national securities exchange, trading market or inter-dealer quotation system on which the Shares trade and (ii) the party making such disclosure has first used its best efforts to consult with the other parties about the form and substance of such disclosure, or (b) by Acquiror and Merger Sub in accordance with Section 6.5 of the Merger Agreement.

Section 15. Miscellaneous.

     (a) Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement shall survive the Effective Time; provided, however, that this Section 15(a) shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

     (b) Amendment and Waiver. No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party or his, her or its permitted successors and assigns. Any amendment or waiver effected in accordance with this Section 15(b) shall be binding upon the parties and their respective successors and assigns.

     (c) Notices. Any notice, request or demand desired or required to be given hereunder shall be in writing given by personal delivery, confirmed facsimile transmission or overnight courier service, in each case addressed as set forth below or to such other address as any party shall have previously designated by such a notice. The effective date of any notice, request or demand shall be the date of personal delivery, the date on which successful facsimile transmission is confirmed or the date actually delivered by a reputable overnight courier service, as the case may be, in each case properly addressed as provided in this
Section 15(c) and with all charges prepaid.

          TO ANY OF THE SHAREHOLDERS: at the address set forth opposite the name of such Shareholder on Exhibit A hereto:

                           With a copy to:

                           Wilson Sonsini Goodrich & Rosati
                           Professional Corporation
                           650 Page Mill Road
                           Palo Alto, California  94304-1050
                           Fax:  (650) 493-6811
                           Attention:  Carmen Chang

                           and

                           Wilson Sonsini Goodrich & Rosati
                           Professional Corporation
                           Spear Tower, Suite 3300, One Market
                           San Francisco, California  94105
                           Fax:  (415) 947-2099
                           Attention:  Steve L. Camahort

                           TO ACQUIROR OR MERGER SUB:

                           WatchGuard Technologies, Inc.
                           505 Fifth Avenue South, Suite 500
                           Seattle, Washington  98104
                           Fax:  206-521-3075
                           Attention:  General Counsel

                           With a copy to:

                           Orrick, Herrington & Sutcliffe LLP
                           719 Second Avenue, Suite 900
                           Seattle, Washington  98104
                           Fax:  (206) 839-4301
                           Attention:  Stephen M. Graham
                                       Alan C. Smith

     (d) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

     (e) Entire Agreement. This Agreement, together with Section 6.16 of the Merger Agreement and the other Operative Documents, if any, to which the Shareholders are a party, constitutes the entire agreement among the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, whether written or oral, among the parties with respect to the subject matter hereof and thereof.

     (f) Specific Performance. Each of the parties hereto acknowledges and agrees that the other parties hereto would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties hereto agrees that the other parties hereto shall be entitled to an injunction to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any competent court having jurisdiction over the parties, in addition to any other remedy to which they may be entitled at Law or in equity.

     (g) Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors heirs, legal Representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

     (h) Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the state of Delaware applicable to contracts executed in and to be performed in that state.

     (i) Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     (j) Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     (k) Waiver of Jury Trial. EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SUCH PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

     (l) Representation by Counsel; Construction. Each party to this Agreement was represented by his, her or its own counsel in connection with this Agreement and had the opportunity to discuss with such counsel the terms of this Agreement. This Agreement has been drafted with the joint participation of each of the parties and shall be construed to be neither against nor in favor of any party.

     (m) Capacity as Shareholder. All representations and covenants made by a Shareholder hereunder are made solely in his, her or its capacity as a shareholder of the Company and shall not in any way affect or limit his, her or its, or his, her or its affiliates' actions to act in accordance with such person's obligations or duties as an officer or director of the Company.

     (n) No Obligation to Exercise, Convert, Etc. Notwithstanding any other provisions hereof, no Shareholder shall have any obligation to exercise any Options or Company Warrants or to exercise or convert any other Company Stock Rights.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, Acquiror, Merger Sub and the each of the Shareholders have caused this Agreement to be duly executed and delivered as of the date first written above.

                                        WATCHGUARD TECHNOLOGIES, INC.


                                        By:    /s/ Steven N. Moore
                                            ------------------------------------
                                        Name:  Steven N. Moore
                                              ----------------------------------
                                        Title: Executive Vice President and
                                               Secretary
                                               ---------------------------------


                                        RIVER ACQUISITION CORP.


                                        By:    /s/ Michael E. McConnell
                                            ------------------------------------
                                        Name:  Michael E. McConnell
                                              ----------------------------------
                                        Title: Vice President, CFO and Secretary
                                               ---------------------------------

                                        Address: 505 Fifth Avenue
                                                 -------------------------------
                                                 Suite 500
                                                 -------------------------------
                                                 Seattle, WA 98104
                                                 -------------------------------
                                        Fax:     206-521-3075
                                                 -------------------------------

                                        SHAREHOLDERS:

                                        VINCENT LIU

                                                     /s/ Vincent Liu
                                        ----------------------------------------

                                        Address: 14760 Masson Ct.
                                                 -------------------------------
                                                 Saratoga, CA 95070
                                                 -------------------------------

                                                 -------------------------------
                                        Fax:     408-519-4938
                                                 -------------------------------


                                        JAMES YEEJANG LIN

                                                     /s/ James Yeejang Lin
                                        ----------------------------------------

                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------
                                        Fax:
                                                 -------------------------------


                                        JOHN JI-JUNG YU

                                                     /s/ John Ji-Jung Yu
                                        ----------------------------------------

                                        Address: 20842 Maureen Way
                                                 -------------------------------
                                                 Saratoga, CA 95070
                                                 -------------------------------

                                                 -------------------------------
                                        Fax:     408-519-4938
                                                 -------------------------------

                    Signature Page to Shareholders Agreement

                              BARING ASIA II HOLDINGS (8) LTD.


                              By:    /s/ C.A.E. Helyar
                                  ----------------------------------------------
                              Name:  Mrs. C.A.E. Helyar
                                    --------------------------------------------
                              Title: Director
                                     -------------------------------------------

                              Address: P.O. Box 431; 1375 Victoria Road,
                                       -----------------------------------------
                                       St. Peter Port, Guernsey, GYI 32D
                                       -----------------------------------------

                                       -----------------------------------------
                              Fax:     +44 1481 715219
                                       -----------------------------------------


                              FOREFRONT VENTURE PARTNERS, L.P.


                              By:    /s/ Herbert Chang
                                  ----------------------------------------------
                              Name:  Herbert Chang
                                    --------------------------------------------
                              Title: General Partner
                                     -------------------------------------------

                              Address:
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                              Fax:
                                       -----------------------------------------


                              INVESTAR DAYSPRING VENTURE CAPITAL, INC.


                              By:    /s/ Elizabeth Sun
                                  ----------------------------------------------
                              Name:  Elizabeth Sun
                                    --------------------------------------------
                              Title: Partner & CFO
                                     -------------------------------------------

                              Address:
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                              Fax:
                                       -----------------------------------------


                    Signature Page to Shareholders Agreement

                              INVESTAR EXCELSUS VENTURE CAPITAL (INT'L)
                              INC., LDC


                              By:    /s/ Elizabeth Sun
                                  ----------------------------------------------
                              Name:  Elizabeth Sun
                                    --------------------------------------------
                              Title: Partner & CFO
                                     -------------------------------------------

                              Address:
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                              Fax:
                                       -----------------------------------------


                              INVESTAR SEMICONDUCTOR DEVELOPMENT FUND, INC.

                              By:    /s/ Elizabeth Sun
                                  ----------------------------------------------
                              Name:  Elizabeth Sun
                                    --------------------------------------------
                              Title: Partner & CFO
                                     -------------------------------------------

                              Address:
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                              Fax:
                                       -----------------------------------------


                              INVESTAR BURGEON VENTURE CAPITAL, INC.


                              By:    /s/ Elizabeth Sun
                                  ----------------------------------------------
                              Name:  Elizabeth Sun
                                    --------------------------------------------
                              Title: Partner & CFO
                                     -------------------------------------------

                              Address:
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                              Fax:
                                       -----------------------------------------

                    Signature Page to Shareholders Agreement

                              INVESTAR SEMICONDUCTOR DEVELOPMENT FUND, INC.
                              (IT) LDC

                              By:    /s/ Elizabeth Sun
                                  ----------------------------------------------
                              Name:  Elizabeth Sun
                                    --------------------------------------------
                              Title: Partner & CFO
                                     -------------------------------------------

                              Address:
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                              Fax:
                                       -----------------------------------------


                              ACORN VENTURE PARTNERS, LLC


                              By:    /s/ Wu-Fu Chen
                                  ----------------------------------------------
                              Name:  Wu-Fu Chen
                                    --------------------------------------------
                              Title: General Partner
                                     -------------------------------------------

                              Address: 6 Results Way
                                       -----------------------------------------
                                       Cupertino, CA 95012
                                       -----------------------------------------

                                       -----------------------------------------
                              Fax:
                                       -----------------------------------------


                              TECHNOLOGY ASSOCIATES CORP.


                              By:    /s/ Emery Y. Hsia
                                  ----------------------------------------------
                              Name:  Emery Hsia
                                    --------------------------------------------
                              Title: President
                                     -------------------------------------------

                              Address: 9F., 108 Nan Jing E. Road, Sec. 5
                                       -----------------------------------------
                                       Taipei, Taiwan 105, R.O.C.
                                       -----------------------------------------

                                       -----------------------------------------
                              Fax:     886-2-2747-2177
                                       -----------------------------------------

                    Signature Page to Shareholders Agreement

                              TECH ALLIANCE CORP.


                              By:    /s/ David S. Wang
                                  ----------------------------------------------
                              Name:  David S. Wang
                                    --------------------------------------------
                              Title: President
                                     -------------------------------------------

                              Address: 9F., 108, Nan Jing E. Road, Sec. 5
                                       -----------------------------------------
                                       Taipei, Taiwan 105, R.O.C.
                                       -----------------------------------------

                                       -----------------------------------------
                              Fax:     886-2-2747-2177
                                       -----------------------------------------


                              CHAO-FENG VENTURE CAPITAL CORPORATION


                              By:    /s/ Richard Chen
                                  ----------------------------------------------
                              Name:  Richard Chen
                                    --------------------------------------------
                              Title: President
                                     -------------------------------------------

                              Address: 17th-1 Floor, 105 Tun Hwa S. Road, Sec. 2
                                       -----------------------------------------
                                       Taipei, Taiwan, R.O.C. 106
                                       -----------------------------------------

                                       -----------------------------------------
                              Fax:     886-2-2754-0169
                                       -----------------------------------------


                              HUA-CHIH VENTURE CAPITAL CORP.

                              By:    /s/ Richard Chen
                                  ----------------------------------------------
                              Name:  Richard Chen
                                    --------------------------------------------
                              Title: President
                                     -------------------------------------------

                              Address: 17th-1 Floor, 105 Tun Hwa S. Road, Sec. 2
                                       -----------------------------------------
                                       Taipei, Taiwan, R.O.C. 106
                                       -----------------------------------------

                                       -----------------------------------------
                               Fax:    886-2-2754-0169
                                       -----------------------------------------

                    Signature Page to Shareholders Agreement

                              HUA-CHENG VENTURE CAPITAL CORPORATION

                              By:    /s/ Richard Chen
                                  ----------------------------------------------
                              Name:  Richard Chen
                                    --------------------------------------------
                              Title: President
                                     -------------------------------------------

                              Address: 17th-1 Floor, 105 Tun Hwa S. Road, Sec. 2
                                       -----------------------------------------
                                       Taipei, Taiwan, R.O.C. 106
                                       -----------------------------------------

                                       -----------------------------------------
                              Fax:     886-2-2754-0169
                                       -----------------------------------------


                              HUA-JING VENTURE CAPITAL CORPORATION

                              By:    /s/ Richard Chen
                                  ----------------------------------------------
                              Name:  Richard Chen
                                    --------------------------------------------
                              Title: President
                                     -------------------------------------------

                              Address: 17th-1 Floor, 105 Tun Hwa S. Road, Sec. 2
                                       -----------------------------------------
                                       Taipei, Taiwan, R.O.C. 106
                                       -----------------------------------------

                                       -----------------------------------------
                              Fax:     886-2-2754-0169
                                       -----------------------------------------


                              INFO VENTURE CAPITAL CORP.

                              By:    /s/ Richard Chen
                                  ----------------------------------------------
                              Name:  Richard Chen
                                    --------------------------------------------
                              Title: President
                                     -------------------------------------------

                              Address: 17th-1 Floor, 105 Tun Hwa S. Road, Sec. 2
                                       -----------------------------------------
                                       Taipei, Taiwan, R.O.C. 106
                                       -----------------------------------------

                                       -----------------------------------------
                              Fax:     886-2-2754-0169
                                       -----------------------------------------

                    Signature Page to Shareholders Agreement

                                        WUFU CHEN

                                                     /s/ Wu-Fu Chen
                                        ----------------------------------------

                                        Address: 10566 Blander Way
                                                 -------------------------------
                                                 Los Altos Hills, CA 94024
                                                 -------------------------------

                                                 -------------------------------
                                        Fax:
                                                 -------------------------------

                    Signature Page to Shareholders Agreement

                             Exhibit A--Shareholders

                                                            Series A      Series B       Series C      Series C
            Name                 Common       Options      Preferred      Preferred     Preferred      Warrants    Total Shares
            ----                 ------       -------      ---------      ---------     ---------      --------    ------------

Vince Liu                        2,430,000       180,000       600,000                       79,584                   3,289,584

James YeeJang Lin                1,492,500       105,000                                                              1,597,500

John Ji-Jung Yu                  1,485,000        67,500                                                              1,552,500

Baring Asia II Holdings Ltd.                                                              3,487,156       627,688     4,114,844

InveStar Capital, Inc.                                       3,300,000        406,284       491,601                   4,197,885

Acorn Partners, LLC                                          2,700,000        487,540        69,744                   3,257,284

Technology Associates Corp.                                                 2,437,704       323,336                   2,761,040


Star Capital Group                                                          1,625,135       278,973                   1,904,108